EXHIBIT 15

LETTER RE: UNAUDITED INTERIM FINANCIAL INFORMATION

To the Board of Directors and Stockholders of The Bear Stearns Companies Inc.

We have made a review, in accordance with the standards of the Public Company Accounting Oversight Board (United States), of the unaudited interim condensed consolidated financial information of The Bear Stearns Companies Inc. and subsidiaries for the periods ended May 31, 2005 and May 31, 2004, as indicated in our report dated July 8, 2005; because we did not perform an audit, we expressed no opinion on that information.

We are aware that our report referred to above, which is included in your Quarterly Report on Form 10-Q for the quarter ended May 31, 2005, is incorporated by reference in the following Registration Statements:

                Filed on Form S-3:
                        Registration Statement No.  33-56009
                        Registration Statement No. 333-42295
                        Registration Statement No. 333-43565
                        Registration Statement No. 333-57083
                        Registration Statement No. 333-61437
                        Registration Statement No. 333-66861
                        Registration Statement No. 333-79417
                        Registration Statement No. 333-83049
                        Registration Statement No. 333-31980
                        Registration Statement No. 333-49876
                        Registration Statement No. 333-52902
                        Registration Statement No. 333-76894
                        Registration Statement No. 333-104455
                        Registration Statement No. 333-109793
                        Registration Statement No. 333-121744

                Filed on Form S-8:
                        Registration Statement No.  33-49979
                        Registration Statement No.  33-50012
                        Registration Statement No.  33-55804
                        Registration Statement No.  33-56103
                        Registration Statement No. 333-16041
                        Registration Statement No. 333-57661
                        Registration Statement No. 333-58007
                        Registration Statement No. 333-66353
                        Registration Statement No. 333-81901
                        Registration Statement No. 333-92357
                        Registration Statement No. 333-50928
                        Registration Statement No. 333-57460
                        Registration Statement No. 333-63002
                        Registration Statement No. 333-74200
                        Registration Statement No. 333-83580
                        Registration Statement No. 333-86060
                        Registration Statement No. 333-101461
                        Registration Statement No. 333-104006
                        Registration Statement No. 333-106567
                        Registration Statement No. 333-106631
                        Registration Statement No. 333-108976
                        Registration Statement No. 333-116983

We are also aware that the aforementioned report, pursuant to Rule 436(c) under the Securities Act of 1933, is not considered a part of the Registration Statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of that Act.

/s/ Deloitte & Touche LLP
New York, New York
July 8, 2005

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